EXHIBIT 4.0


COMMON STOCK                                              COMMON STOCK
PAR VALUE $.01                               SEE REVERSE FOR CERTAIN DEFINITIONS
                                                             CUSIP

                        GREATER ATLANTIC FINANCIAL CORP.

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT

                                 S P E C I M E N

is the owner of:

  FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK $.01 PAR VALUE PER SHARE

                                ----------------

The shares represented by this certificate are transferable only on the stock transfer books of the Corporation by the holder of record thereof, or by his duly authorized attorney or legal representative, upon the surrender of this certificate properly endorsed. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation of the Corporation and any amendments thereto (copies of which are on file with the Transfer Agent), to all of which provisions the holder by acceptance hereof, assents.

        This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. The shares represented by this Certificate are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

              IN WITNESS THEREOF, Greater Atlantic Financial Corp. has caused this certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.

Dated:                                       [SEAL]

                  Chairman of the Board                       Secretary


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                                ----------------

         The Board of Directors of the Corporation is authorized by resolution(s), from time to time adopted, to provide for the issuance of serial preferred stock in series and to fix and state the voting powers, designations, preferences and relative, participating, optional, or other special rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The Corporation will furnish to any shareholder upon request and without charge a full description of each class of stock and any series thereof.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                  UNIF GIFTS MIN ACT - __________ custodian __________
                                                                      (Cust)                (Minor)


TEN ENT - as tenants by the entireties                               under Uniform Gifts to Minors Act

                                                                           -------------------------
                                                                                    (State)

JT TEN - as joint tenants with right
         of survivorship and not as
         tenants in common

     Additional abbreviations may also be used though not in the above list.

For value received, __________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFICATION NUMBER OF TRANSFEREE

------------------------------------------------------------------------------------------------
Please print or typewrite name and address including postal zip code of assignee

_______________________________________________   shares  of  the  common  stock
represented by the within Certificate,  and do hereby irrevocably constitute and appoint _______________________________________________________________ Attorney
to transfer  the said stock on the books of the  within-named  Corporation  with full power of substitution in the premises.

DATED ________________________
_____________________________________________________
                                                              NOTICE:  THE SIGNATURE TO THIS ASSIGNMENT
                                                              MUST CORRESPOND WITH THE NAME AS WRITTEN
                                                              UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                              PARTICULAR WITHOUT ALTERATION OR
                                                              ENLARGEMENT OR ANY CHANGE WHATEVER.



SIGNATURE GUARANTEED:  _______________________________________________________________

                       THE  SIGNATURE(S)  SHOULD BE  GUARANTEED  BY AN  ELIGIBLE
                       GUARANTOR INSTITUTION (BANKS,  STOCKBROKERS,  SAVINGS AND
                       LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                       APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                       TO S.E.C. RULE 17Ad-15